SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  September 3, 2004

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events and Regulation FD Disclosure

As we have previously disclosed, the Competition Directorate of the European Commission (the "Commission") has been conducting an investigation into various commercial practices of Coca-Cola Enterprises Inc., The Coca-Cola Company and certain other bottlers (the "Companies") in Austria, Belgium, Denmark, Germany and Great Britain. In the last few months, the Companies and the Commission began a dialogue to identify and address the commercial practices understood to be under review by the Commission. The Companies recently submitted draft proposals that address all such practices. The Commission has advised us that it intends to share these proposals with parties involved in the nonalcoholic beverage market, including retailers and other beverage suppliers, for their comment. Coca-Cola Enterprises Inc. remains committed to an open dialogue with the Commission and will await further guidance on this matter from the Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: September 3, 2004	By: /S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel